UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): January 23, 2014
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InterDigital, Inc.
(Exact name of registrant as specified in charter)

Pennsylvania	1-33579	23-1882087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Bellevue Parkway, Suite 300, Wilmington, DE	19809
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 302-281-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
❑    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02(e)    Compensatory Arrangements of Certain Officers.
On January 23, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of InterDigital, Inc. (the “Company”), after considering information on total compensation for the Company’s executive officers, competitive conditions, accomplishment of Company goals, and individual performance, determined the following for William J. Merritt, President and Chief Executive Officer; Richard J. Brezski, Chief Financial Officer; Jannie K. Lau, Executive Vice President, General Counsel and Secretary; Scott A. McQuilkin, Executive Vice President, Innovation; James J. Nolan, Executive Vice President, Research and Development; and Lawrence F. Shay, Executive Vice President, Intellectual Property, and Chief Intellectual Property Counsel (collectively, the Company’s “named executive officers”): (i) fiscal year 2013 short-term incentive awards, (ii) annual base salaries for fiscal year 2014, (iii) target short-term incentive award levels for fiscal year 2014 and (iv) participation levels and allocations for the 2014-2016 cycle under the Company’s Long-Term Compensation Program (“LTCP”).
The Committee approved the following short-term incentive awards to the named executive officers pursuant to the Company’s short-term incentive plan (“STIP”), which are expected to be paid in late first quarter 2014.

Named Executive Officer	2013 STIP Award
William J. Merritt	$645,000
Richard J. Brezski	$156,000
Jannie K. Lau	$158,000
Scott A. McQuilkin	$271,000
James J. Nolan	$167,000
Lawrence F. Shay	$266,000

The following fiscal year 2014 base salaries were approved for the named executive officers:

Named Executive Officer	2014 Base Salary
William J. Merritt	$600,000
Richard J. Brezski	$325,000
Jannie K. Lau	$310,000
Scott A. McQuilkin	$400,000
James J. Nolan	$350,000
Lawrence F. Shay	$425,000

The following target STIP levels for fiscal 2014 were approved for the named executive officers:

Named Executive Officer	2014 Target STIP Level (percentage of 2014 base salary)
William J. Merritt	100%
Richard J. Brezski	60%
Jannie K. Lau	60%
Scott A. McQuilkin	75%
James J. Nolan	60%
Lawrence F. Shay	75%

The following participation levels and allocations for the 2014-2016 cycle under the LTCP were approved for the named executive officers:

Named Executive Officer	Target LTCP Payout (percentage of 2014 base salary)
William J. Merritt	263%
Richard J. Brezski	215%
Jannie K. Lau	129%
Scott A. McQuilkin	250%
James J. Nolan	171%
Lawrence F. Shay	235%

For each named executive officer, 25% of the target payout is paid in the form of restricted stock units (“RSUs”) that vest based on continued service at the end of the three-year cycle; 25% of the target payout is paid in the form of stock options, which vest ratably over three years and have a seven-year term; and 50% of the target payout is paid in the form of performance-based RSUs based on the Company’s achievement during the 2014-2016 cycle of pre-approved goals established by the Committee.
On January 23, 2014, the Committee also approved the following discretionary awards, to be granted on February 15, 2014 in the form of time-based RSUs, under the Company’s 2009 Stock Incentive Plan for the following named executive officers:

Named Executive Officer	Time-Based RSUs
Richard J. Brezski	3,000
Jannie K. Lau	3,000

The discretionary awards vest with respect to one-third of the RSUs subject to the award on each of the grant date and the first two anniversaries of the grant date.
In addition, according to their terms and conditions, performance-based restricted stock unit awards granted to the named executive officers under the LTCP for the 2011-2013 cycle vested on January 1, 2014. In December 2013, the Committee reviewed the performance criteria and accomplishments for the 2011-2013 cycle period and determined that the performance-based RSUs would vest with respect to 71% of the shares subject thereto, as set forth below:

Named Executive Officer	2011-2013 LTCP Performance-Based RSU Payout
William J. Merritt	8,285 shares (out of a target award of 11,669 RSUs)
Richard J. Brezski	1,236 shares (out of a target award of 1,740 RSUs)
Jannie K. Lau	979 shares (out of a target award of 1,378 RSUs)
Scott A. McQuilkin	3,892 shares (out of a target award of 5,481 RSUs)
James J. Nolan	3,056 shares (out of a target award of 4,303 RSUs)
Lawrence F. Shay	4,241 shares (out of a target award of 5,973 RSUs)

Any accrued dividend equivalents on the performance-based RSU awards were paid to the named executive officers in the form of additional shares of common stock upon the vesting of their RSUs on January 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERDIGITAL, INC.

By: /s/ Jannie K. Lau
Jannie K. Lau
Executive Vice President,
General Counsel and Secretary

Dated: January 28, 2014